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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  December 4, 1997
                        (DATE OF EARLIEST EVENT REPORTED)


                           THOMAS & BETTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Tennessee                                         1-4682
(STATE OR OTHER JURISDICTION                      (COMMISSION FILE NUMBER)
 OF INCORPORATION)

                                   22-1326940
                        (IRS EMPLOYER IDENTIFICATION NO.)


       8155 T&B Boulevard
       Memphis, Tennessee                                 38125
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



              Registrant's telephone number, including area code:

                                 (901) 252-7766



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ITEM 5.        OTHER EVENTS

     On December 4, 1997, Thomas & Betts Corporation (the "Registrant") announced by the press release attached as Exhibit 20.1 to this report, and incorporated herein by reference, the adoption of a Shareholder Rights Plan.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     20.1 Registrant's press release dated December 4, 1997










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                                    SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THOMAS & BETTS CORPORATION
                                        (Registrant)


                                        By: /s/ Jerry Cronenberg
                                            ---------------------------------
                                        Title: Vice President-General Counsel


Date: December 16, 1997















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                                  Exhibit Index


Exhibit             Description of Exhibit

20.1                Registrant's press release dated December 4, 1997





















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